UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):            May 4, 2006
Neose Technologies, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	0-27718	13-3549286

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Witmer Road, Horsham, Pennsylvania	19044

(Address of Principal Executive Offices)	(Zip Code)
(215) 315-9000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 – Results of Operations and Financial Condition.
     On May 4, 2006, Neose Technologies, Inc. (the “Company”) announced financial results for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits.
(c)	Exhibits: Reference is made to the Exhibit Index annexed hereto and made a part hereof.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2005, and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Neose Technologies, Inc.

Date: May 4, 2006	By:	/s/ George J. Vergis

George J. Vergis, Ph.D.
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 4, 2006